Non-Viral Genetic Medicine Virtual KOL Event: Emerging NMIBC Market Insights August 11, 2026

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “forecast”, “intend”, “develop”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “goal”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding detalimogene’s potential efficacy, durability, safety, tolerability and ease of use profile, our current views and market research on the non-muscle invasive bladder cancer market, the depth, breadth and quality of our market research, our conclusions, implications or take-aways from the results of our market research, estimates, projections or forecasts of payer coverage of therapies, projected revenues for detalimogene at pricing parity with new therapies, the size of the addressable BCG unresponsive population, our expectations regarding the frequency or manner in which healthcare providers may use detalimogene, potential growth of the potential patient population, sequencing of products the development of detalimogene, the potential benefits of detalimogene, plans regarding regulatory interactions and potential biologics license application (“BLA”) submission for detalimogene, plans regarding updates on the LEGEND study, including clinical data and engagement with the FDA, the development of detalimogene, projections of market opportunity and market share, and the anticipated market acceptance of detalimogene, if approved, the potential benefits of combining a surfactant bladder wash with detalimogene, including the potential for increased efficacy and durability, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, the anticipated market acceptance of detalimogene, expectations and timing related to regulatory submissions and commercial product launches and the prospects for regulatory approval of detalimogene.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Therapeutics Inc. ("enGene"), are not predictions of actual performance, and are subject to risks and uncertainties.  Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond enGene's control, that may cause actual events or results to differ materially from enGene's current expectations. For example, there can be no guarantee that detalimogene will successfully complete necessary clinical development phases, including achieving positive results in the pivotal cohort of the LEGEND study, or that those results or any feedback from regulatory authorities will ultimately lead to a BLA submission for, and the approval of, detalimogene. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks, uncertainties and assumptions relating to a number of other factors, which could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the inability of preliminary clinical data to predict the final results of the trial; changes in the results from enGene’s clinical trials, including due to new data collected from the ongoing LEGEND study or future studies, subsequent analysis of existing data, and audit and verification procedures; the content and timing of decisions made by the FDA and other regulatory authorities; the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans, and secure regulatory approval on anticipated timelines; and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov). You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators.  If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements.  There may be additional risks that enGene does not presently know or that enGene currently believes are immaterial that could also cause actual events and results to differ.  In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this presentation.  enGene anticipates that subsequent events and developments will cause enGene’s assessments to change.  While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaims any obligation to do so, unless required by applicable law.  These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this presentation.  Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein. Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners.  The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with enGene, or an endorsement of or sponsorship by enGene.  Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that enGene will not assert, to the fullest extent permitted under applicable law, its rights or the rights of the applicable licensor in such trademarks, service marks and trade names. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable.  enGene has not independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate.  None enGene, or its affiliates or any third parties that provide information to enGene or its affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information.  Neither enGene nor its affiliates nor any third parties that provide information to enGene and its affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available.  Neither enGene nor its affiliates give any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Lead Program (detalimogene voraplasmid) The lead program described herein is an investigational drug therapy that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing. Although the FDA has indicated that the Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the final results of Phase 2 clinical testing. Corporate Presentation July 2026

Agenda Subject Presenter Welcome Ron Cooper, Chief Executive Officer NMIBC Market Insights Amy Pott, Chief Global Commercialization Officer Community Urologist KOL Dr. Neal Shore Medical Director, START-Carolinas Research Q&A Ron Cooper, Chief Executive Officer NMIBC Market Insights Event August 2026

Detalimogene: Non-Viral Gene Therapy with Local Immune Activation

Synergistic Stimulation of Specific Innate and Adaptive Immune Responses


Detalimogene
Voraplasmid
Plasmid
nanoparticle


VA1 (RIG-I agonist dsRNA)
IL-12
eRNA11a
(RIG-I agonist dsRNA)


Detalimogene

- Detalimogene **delivers plasmid DNA** encoding 3 genes that activate the RIG-I pathway and drive expression of IL-12
- RIG-I activation **triggers innate immune signaling** and recruitment of antitumor NK and T cells
- Localized IL-12 expression drives Th1 polarization of tumor-infiltrating –cells, antitumor cytokine production, and **immune memory formation**

1. Gao J, et al, inventors; enGene, Inc., assignee. US patent WO 2013/138930 A1. September 26, 2013. 2. Joshi S, et al. Presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract TPS886. 3. Narayan VM, et al. Poster presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract 826. 4. Taylor J, et al. Presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract 802. 5. Steinberg JD, et al. Presented at: 2023 SUO; November 28-December 1, 2023; Washington, DC. Abstract 112

NMIBC Market Insights Event August 2026
enGene
4

Multiple LEGEND Cohorts Maximize Detalimogene's Potential

Cohort / NMIBC Indication	Pre-Clinical	Phase 1	Pivotal	Status
Pivotal Cohort 1: BCG-Unresponsive /w CIS	Completed	Completed	Active	**Enrollment Complete:** 12-Month Data Update Expected 2H 2026
Surfactant Bladder Rinse Cohort: BCG-Unresponsive NMIBC CIS		Active		**First Patients Enrolled:** Ongoing
Cohort 2a: BCG-Naïve /w CIS*			Active	**Enrollment Complete** **N=30**
Cohort 2b: BCG-Exposed /w CIS*			Active	**N=46**
Cohort 3: BCG-Unresponsive /w Papillary Only*			Active	**N=47**

Completed
Active

*These additional non-pivotal Phase 2 cohorts of the LEGEND study provide further opportunity to demonstrate the potential use of detalimogene in clinical settings with unmet need.
Progress as of October 24, 2025. All cohorts are currently in Phase 2 clinical trials. All NMIBC cohorts refer to high-risk NMIBC unless otherwise specified
Expected data update, timelines, enrollment targets, and anticipated milestones reflect enGene management's current estimate and are subject to change

Corporate Presentation July 2026
enGene
5

Detalimogene: Investigational Next-Generation Therapy for NMIBC

NMIBC Market is Growing

- **More treatment options** are expected to increase sequencing
- **Sequencing expands the treatable patient population** over time
- Market growth creates opportunity for multiple therapies

Unique Non-Viral Offering

- **Simplified storage and handling** designed to support broad community adoption
- **Readily available low-cost components** supporting scalable manufacturing
- **CDRP supports BLA readiness**

Compelling Clinical Profile*

- **54% CR at any time** (primary endpoint) within the range observed from approved products
- **Potential best-in-class tolerability** with low rates of TRAEs leading to treatment interruptions or discontinuations

Enhancement with Surfactant

- **Potential future opportunity to improve CR any time and durability** with surfactant bladder rinse
- **Potential to decrease dwell of detalimogene** from 60-minutes to 30-minutes with surfactant



$285M in Cash; Pivotal Cohort 12-month Data and Filing of BLA Expected in 2H 2026

* Reflective of interim data presented as of as of 21 April 2026

TRAEs = treatment-related adverse events, CR = complete response, NMIBC = non-muscle-invasive bladder cancer, BLA = biologics license applications, PI = product information.

NMIBC Market Insights Event August 2026

enGene

6

Emerging NMIBC Market Insights

Market Research: Stakeholder Interviews, Surveys, and Claims Data >65 Urologist & Uro-Oncologist Interviews >15 Payer Interviews >2,000 NMIBC Patient Claims 2 x 100 Urologist & Uro-Oncologist Surveys 20+ clinical literature articles NMIBC Market Insights Event August 2026

Framing the US NMIBC BCG-Unresponsive Commercial Opportunity

Inputs	Estimates	Source
New Bladder Cancer	90,000	Literature, Claims
% NMIBC	80%	Literature
% High Risk	30%	Literature, Market Insights
% CIS	Evolving	Market Insights
% BCG-Unresponsive	Evolving	Market Insights
% Drug Market Share	Evolving	Market Insights
Annual Price	Evolving	Market Insights

Source: enGene market research, SEER database; Knowles et al., Nat Rev Cancer 15, 25–41 (2015); Isharwal and Konety, Indian Journal of Urology, 2015; TNM Classification, 8th Edition; Tan et al., Eur Urol Oncol (2022): https://doi.org/10.1016/j.euo.2022.05.005, Nielson et al. Cancer. 2013 Oct 10;120(1):86–95. doi: 10.1002/cncr.28397, Aldousari and Kassouf, Can Urol Assoc J. 2010 Feb;4(1):56-64. doi:10.5489/cuaj.777, Minato et al., Cancer Diagn Progn. 2026 Jan;6(1):135-143. doi:10.21873/cdp.10514, Hjort et al., BJU Int. (2026). doi:10.1111/bju.70267, Boorjian, Mayo Clinic (2021). High-risk nonmuscle invasive bladder cancer, Bedke et al., Urol Oncol. 2023 Dec;41(12):461-475. doi:10.1016/j.urolonc.2023.10.004, Anastasiadis and de Reijke, Ther Adv Urol. 2012 Feb;4(1):13-32. doi:10.1177/1756287211431976, MyBladderCancerTeam. High-Risk Non-Muscle-Invasive Bladder Cancer: 5 Facts. Updated Dec 29, 2025, Lee C. SCS AUA 2024: High Risk NMIBC Treatment: The Case for Bladder Sparing Therapy. UroToday (2024), Zlotta, Fleshner, and Jewett, Can Urol Assoc J. 2009 Dec;3(6 Suppl 4):S199-S205. doi:10.5489/cuaj.1196

NMIBC Market Insights Event August 2026

enGene

9

High-Risk NMIBC Splits into Two Segments: CIS ± Papillary & Papillary Only

- New Bladder Cancer
- % NMIBC
- % High Risk
- **% CIS**
- % BCG-Unresponsive
- % Drug Market Share
- Annual Price



Carcinoma in Situ (CIS)
Papillary (Ta)
Papillary (T1)

- **CIS:** flat lesion confined to bladder lining, often multifocal and hard to fully resect
- **Papillary (Ta/T1):** exophytic tumors projecting into bladder cavity, more visible/resectable

Both CIS and papillary are non-muscle-invasive and the two can coexist in the same patient

Source: American Cancer Society "What Is Bladder Cancer?" May 2024, Bladder Cancer Advocacy Network "Bladder Cancer Carcinoma In-Situ (CIS): What Does A Diagnosis Mean?" Oct 2025.

NMIBC Market Insights Event August 2026

enGene

10

Papillary-Only Patients Are Managed and Reimbursed like CIS Patients


New Bladder Cancer
% NMIBC
% High Risk
% CIS
Papillary
% BCG-Unresponsive
% Drug Market Share
Annual Price

All interviewed payers indicated they will cover NMIBC BCG-Unresponsive therapies broadly with 2A+ NCCN recommendation

The **National Comprehensive Cancer Network (NCCN)** — an alliance of leading U.S. cancer centers — sets consensus treatment standards that clinicians follow to guide care and payers use to determine coverage

Category 2A reflects uniform NCCN consensus that the treatment is appropriate based on the available evidence — the highest recommendation level short of Category 1

Therapies with 2A Recommendation for Papillary Only				
2A Drugs	ADSTILADRIN®	Anktiva®	inlexzo™	Multi-Chemo
Size of Study	48	72	52	Retrospective

Note: Interviewed n=13 payers. All NCCN recommendations are category 2A unless otherwise indicated. While papillary only population is included in NCCN guidelines it is not a promotable population. Keytruda®, Adstiladrin®, Anktiva®, Inlexzo® are trademarks of their respective owners
Source: NCCN Guidelines Bladder Cancer V 01.2026, enGene market research.

NMIBC Market Insights Event August 2026

enGene

11

Eligible Patient Pool Exceeds the Annual BCG-Unresponsive Incidence

Patients will Sequence Therapies Creating a Compounding Effect on the Eligible Pool

- New Bladder Cancer
- % NMIBC
- % High Risk
- % CIS
- **% BCG-Unresponsive**
- % Drug Market Share
- Annual Price

All interviewed urologists will sequence patients through 3-4L of therapy before radical cystectomy

89% (n=200) patients would try anything to **avoid radical cystectomy**

Illustration of Patient Sequencing



Y0
Y1
Y2
New Incident Patients
2L
= 10,000 pts
~50%
Patients will need a new therapy by EOY
2L
3L
= 10,000 pts
+ 5,000 pts
~50%
~50%
2L
3L
4L
=10,000 pts
+ 5,000 pts
+ 2,500 pts

*Patients who respond to 2L treatment in Y1 may fail in later years and require sequencing through therapies reflecting an additional potential **+3,000 – 5,000** patients*

Note: Interviews n=22 urologists. The rate of patients requiring a 3L/4L therapy could be anywhere from 75% - 35% depending on which therapy they receive and rate of radical cystectomy.
Source: enGene market research (interviews, surveys, and claims data), other NMIBC company estimates, Harris Poll NMIBC Patient Preference Survey (November 2025, n=200).

NMIBC Market Insights Event August 2026
enGene
12

Private Practice: Segmented by Resources & Economic Philosophy


New Bladder Cancer
% NMIBC
% High Risk
% CIS
% BCG-Unresponsive
% Drug Market Share
Annual Price


Health System / Hospital-Owned Practice
29%
30%
Small Private Practice
17%
Large Urology Group Practice
24%
Academic Medical Center-Owned Practice


Private Practice
Resource-Limited Practices
Workflow-Constrained Practices
Economics-Focused Practices
Clinical Excellence Practices

~75% Incident NMIBC BCG-Unresponsive Patients Treated in the Community

Note: Resource-Limited, Workflow-Constrained, Economics-Focused, and Clinical-Excellence all represent urology private practice.
Source: enGene market research (third party claims analysis of real-world data of >2,000 patient claims).

NMIBC Market Insights Event August 2026
enGene
13

~40% of Patients Are Treated in Practices Balancing a Wide Range of Needs

Practices Balance Resources, Economics, and Efficacy

- New Bladder Cancer
- % NMIBC
- % High Risk
- % CIS
- % BCG-Unresponsive
- **% Drug Market Share**
- Annual Price

Urology Segment	NMIBC Patients	Considerations
Resource-Limited Practices	19% (~3,800)	Upfront acquisition cost is the gating factor; practices cannot administer viral therapies
Workflow-Constrained Practices	11% (~2,200)	Logistical burden is gating; practices cannot administer viral therapies
Economics-Focused Practices	11% (~2,200)	Net-cost-recovery drives treatment selection balanced with efficacy
Clinical Excellence Practices	6% (~1,200)	Efficacy and safety are prioritized in treatment selection; these settings have the logistical capabilities to handle all therapies
Health System / Hospital	29% (~5,800)	
Academic Medical Center	24% (~4,800)	

Note: Assumes ~20,000 addressable NMIBC BCG-unresponsive patients. Resource-Limited, Workflow-Constrained, Economics-Focused, and Clinical-Excellence all represent urology private practice.

Source: enGene market research (third party claims analysis of real-world data of >2,000 patient claims).

NMIBC Market Insights Event August 2026

enGene

14

Detalimogene Profile is Attractive for Private Practice Urologists

- New Bladder Cancer
- % NMIBC
- % High Risk
- % CIS
- % BCG-Unresponsive
- **% Drug Market Share**
- Annual Price

Urology Segment	Total NMIBC Patients*	Detalimogene 2L/3L+ Use
Resource-Limited Practices	19% (~3,800)	*Meaningful Interest*
Workflow-Constrained Practices	11% (~2,200)	
Economics-Focused Practices	11% (~2,200)	
Clinical Excellence Practices	6% (~1,200)	
Health System / Hospital	29% (~5,800)	
Academic Medical Center	24% (~4,800)	*Limited Interest*

* Reflects total addressable NMIBC BCG-Unresponsive patients. Assumes ~20,000 total addressable NMIBC BCG-unresponsive patients split between different practice settings.
Note: Resource-Limited, Workflow-Constrained, Economics-Focused, and Clinical-Excellence all represent urology private practice.
Source: enGene market research (third party claims analysis of real-world data of >2,000 patient claims; urologist interviews).

NMIBC Market Insights Event August 2026
enGene
15

Buy-and-Bill is the Predominant Model Used to Acquire NMIBC Therapies % NMIBC New Bladder Cancer % High Risk % CIS % Drug Market Share % BCG-Unresponsive Annual Price Source: enGene market research (survey n=100 urologists / uro-oncologists). Private practice urologists highlight that net cost recovery is critical for building practice infrastructure Academic Medical Center-owned Health system / Hospital-owned Private Practice Drug Acquisition Channel Used by HCPs for NMIBC Therapies Buy-and-Bill Spec Pharma Both Unsure NMIBC Market Insights Event August 2026

Efficacy Is One of Several Pricing Inputs, Not the Deciding One

Recent Launches Have Reached Pricing Parity Despite Efficacy Differences



New Bladder Cancer
% NMIBC
% High Risk
% CIS
% BCG-Unresponsive
% Drug Market Share
Annual Price



CR at Any Time
Durability
Pricing Considerations
Competitor Pricing
Safety

Inlexzo launched at a higher price despite Inlexzo's lower durability of response* compared to Anktiva

Examples of Pricing Parity Drugs Despite Efficacy Differences

GILENYA / Once-daily AUBAGIO
Stelara (ustekinumab) / Otezla (apremilast) 30mg tablets
DUPIXENT (dupilumab) Injection / Adbry (tralokinumab-ldrm)
TEPEZZA teprotumumab-trbw / Lumvoa™ veligrotug-vvze 500mg injection

* Assume durability is defined by duration of response (DOR) of ≥ 12-Months. Inlexzo was 51% and Anktiva was 58%.
Note: Gilenya®, Aubagio®, Stelara®, Otezla®, Dupixent®, Adbry®, Tepezza®, and Lumova® are trademarks of their respective owners.
Source: enGene market research, Inlexzo USPI, Anktiva USPI.

NMIBC Market Insights Event August 2026
enGene
17

Benchmark Market Price for NMIBC Therapies has Moved Up

Annual WAC has moved from $220K/year up to $690K/year



New Bladder Cancer
% NMIBC
% High Risk
% CIS
% BCG-Unresponsive
% Drug Market Share
Annual Price



New Price Benchmark
$800
$600
$400
$200
$0
Annual WAC ($ USD)
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Launch Year
KEYTRUDA®
(pembrolizumab) Injection 100 mg
ADSTILADRIN®
(nadofaragene firadenovec-vncg)
suspension, for intravesical use / 3 x 10[11] viral particles/mL
Anktiva®
(nogapendekin alfa inbakicept-pmln)
inlexzo™
gemcitabine intravesical system

Interviewed payers will cover therapies at parity
assuming NCCN guideline category 2A

*Y2 for first j-code year. WAC = wholesale acquisition cost.
Note: Keytruda®, Adstiladrin®, Anktiva®, Inlexzo® are trademarks of their respective owners.
Source: enGene market research.

NMIBC Market Insights Event August 2026
enGene
18

Illustration of an Approved NMIBC Product Net Sales if Pricing Parity
Pricing Parity of 2025 Benchmark


New Bladder Cancer
% NMIBC
% High Risk
% CIS
% BCG-Unresponsive
% Drug Market Share
Annual Price


Approved NMIBC Product US Net Sales, 2024-2025
Actual Price
2025 Price Benchmark
Sales (USD, M)
$1,200
$1,000
$800
$600
$400
$200
$0
$200
$77
$500
$197
$1,000

J-Code Year	Year 1	Year 2	At Benchmark Price
Treated Patients Est.*	N/A	N/A	~2,000 pts

*Pricing parity assumes price of ~$650K-$700K/per patient per year. Patient count calculations assume gross-to-net discount of 21% and therefore a net price of $545,000 per year.
Source: enGene market research, NMIBC company 2025 Annual Report.

NMIBC Market Insights Event August 2026

enGene

19

Framing the US NMIBC BCG-Unresponsive Commercial Opportunity

Inputs	Estimates
New Bladder Cancer	90,000
% NMIBC	80%
% High Risk	30%
% CIS	Likely include papillary
% BCG-Unresponsive	Compounding effect of sequencing
% Drug Market Share	Differential market share by practice types
Annual Price	New Benchmark $690K

* High Risk NMIBC BCG-Unresponsive Papillary only is not a promotional indication. Intended to reflect payer coverage dynamics for therapies included in NCCN guidelines.
Source: enGene market research.

NMIBC Market Insights Event August 2026

enGene

20

Community Urologist Dr. Neal Shore Dr. Neal Shore is the Medical Director for START-Carolinas Research in Myrtle Beach, SC and the Global Director of Genitourinary Oncology for START Cancer Research. He has conducted over 500 clinical trials and is actively involved with the Society for Immunotherapy of Cancer (SITC) Guidelines Committee for Bladder Cancer and has served on the board of the Bladder Cancer Advocacy Network.

Q&A